As filed with the Securities and Exchange Commission on February 17, 2010

Registration No. 333-152100

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED

(Exact name of registrant as specified in its charter)

Delaware	98-0221142
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Plaza America Tower I

11700 Plaza America Drive, Suite 1010

Reston, Virginia 20190

(703) 964-1400

(Address, including zip code, and telephone number, including area code of registrant’s principal executive offices)

Benjamin G. Wolff

Chief Executive Officer

ICO Global Communications (Holdings) Limited

11700 Plaza America Drive, Suite 1010

Reston, Virginia 20190

(703) 964-1400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Robert S. Townsend, Esq. Jaclyn Liu, Esq. Morrison & Foerster LLP 425 Market Street San Francisco, CA 94105 (415) 268-7000	John L. Flynn, Esq. ICO Global Communications (Holdings) Limited 11700 Plaza America Drive Suite 1010 Reston, VA 20190 (703) 964-1400

Approximate date of commencement of proposed sale to public: From time to time on or after the effective date of this registration statement.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (do not check if a smaller reporting company)	Smaller reporting company	☐

Explanatory Note

The purpose of this Amendment No. 1 is to amend the exhibit index included in the Registration Statement on Form S-3 (File No. 333-152100) filed with the Securities and Exchange Commission on July 3, 2008 (the “Form S-3”) and to file Exhibits 4.19, 5.2, 8.1, 10.1 through 10.5, 23.4, and 99.1 through 99.4 to the Form S-3. Accordingly, this Amendment No. 1 consists only of this explanatory note and revised versions of the following parts of the Form S-3: the facing page, Item 16 of Part II, the signatures and the exhibit index. This Amendment No. 1 does not contain a copy of the prospectus that was included in the Form S-3, and is not intended to amend or delete any part of the prospectus.

Item 16.	Exhibits

(a) Exhibits

Exhibit	Description
1.1	Form of Underwriting Agreement (1)

4.1	Amended and Restated Certificate of Incorporation (2)

4.2	Restated Bylaws (2)

4.3.1	Amendment to Restated Bylaws (3)

4.3.2	Amendment to Restated Bylaws (4)

4.4	Specimen Class A Stock Certificate (2)

4.5.1	Specimen Preferred Stock Certificate (1)

4.5.2	Form of Certificate of Designation of Series A Junior Participating Preferred Stock (5)

4.5.3	Form of Certificate of Designation of Series B Junior Participating Preferred Stock (5)

4.6	Form of Senior Debt Indenture, between Registrant and one or more trustees to be named (6)

4.7	Form of Subordinated Debt Indenture, between Registrant and one or more trustees to be named (6)

4.8	Form of Senior Note (1)

4.9	Form of Subordinated Note (1)

4.10	Form of Common Stock Warrant Agreement and Warrant Certificate (1)

4.11	Form of Preferred Stock Warrant Agreement and Warrant Certificate (1)

4.12	Form of Debt Securities Warrant Agreement and Warrant Certificate (1)

4.13	Form of Unit Agreement (1)

4.14	Indenture, dated August 15, 2005, among ICO North America, its subsidiaries and the Bank of New York, as trustee (2)

4.15	Form of ICO North America 7.5% Convertible Senior Secured Note due 2009 (attached as exhibit to exhibit 4.14) (2)

4.16	First Supplemental Indenture, dated November 30, 2005, among ICO North America, its subsidiaries and the Bank of New York, as trustee (2)

4.17	Second Supplemental Indenture, dated December 22, 2006, among ICO North America, its subsidiaries and the Bank of New York, as trustee (7)

4.18	Amended and Restated Revolving Credit Agreement, dated as of April 7, 2008, among ICO North America, its subsidiaries, Jefferies Finance, LLC and The Bank of New York, as collateral agent (8)

4.19	Subscription Form and Form of Rights Certificate*

5.1	Opinion of Holme Roberts & Owen, LLP (6)

5.2	Legal Opinion of Morrison & Foerster LLP*

8.1	Tax Opinion of Morrison & Foerster LLP*

10.1	Standby Purchase Agreement, dated as of January 29, 2010, between the Registrant and Eagle River Partners, LLC (9)

10.2	Standby Purchase Agreement, dated as of January 29, 2010, between the Registrant and certain accounts managed by Highland Capital Management, L.P. (9)

10.3	Standby Purchase Agreement, dated as of January 29, 2010, between the Registrant and certain accounts managed by Highland Capital Management, L.P. (9)

10.4	Standby Purchase Agreement, dated as of February 4, 2010, between the Registrant and the funds and accounts set forth on Schedule I thereto (9)

10.5	Standby Purchase Agreement, dated as of February 4, 2010, 2010, between the Registrant and Knighthead Master Fund, L.P. (9)

10.6	Agreement to Terminate Standby Purchase Agreement, dated as of February 4, 2010, between the Registrant and Harbinger Capital Partners Master Fund I, Ltd. (9)

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges (6)

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm (6)

23.2	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm (6)

23.3	Consent of Holme Roberts & Owen LLP (included in Exhibit 5.1)

23.4	Consent of Morrison & Foerster LLP (included in Exhibits 5.2 and 8.1)*

24.1	Power of Attorney (included on signature page) (6)

25.1	Statement of Eligibility of Trustee under the Senior Debt Indenture (1)

25.2	Statement of Eligibility of Trustee under the Subordinated Debt Indenture (1)

99.1	Form of Instruction for use of Subscription Rights*

99.2	Form of Letter to Stockholders Who are Record Holders*

99.3	Form of Letter to Nominee Holders Whose Clients are Beneficial Owners*

99.4	Form of Letter to Clients of Nominee Holders*

*	Filed herewith.
(1)	To be filed by amendment or by a report filed under the Exchange Act, and incorporated herein by reference, if applicable.
(2)	Filed as an exhibit to the Registrant’s Registration Statement on Form 10-12/G (No. 000-52006) and incorporated herein by reference.
(3)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K, filed with the SEC on December 20, 2006 and incorporated herein by reference (Commission File No. 000-52006).
(4)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K, filed with the SEC on October 29, 2007 and incorporated herein by reference (Commission File No. 000-52006).
(5)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K, filed with the SEC on February 1, 2010 and incorporated herein by reference (Commission File No. 001-33008)
(6)	Filed as an exhibit to the Registrant’s Registration Statement on Form S-3, filed with the SEC on July 3, 2008 and incorporated herein by reference.
(7)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K, filed with the SEC on December 28, 2006 and incorporated herein by reference (Commission File No. 000-52006).
(8)	Filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q, filed with the SEC on May 12, 2008 and incorporated herein by reference (Commission File No. 000-52006).
(9)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K, filed with the SEC on February 4, 2010 and incorporated herein by reference (Commission File No. 000-52006).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Reston, in the County of Fairfax, Commonwealth of Virginia, on the 17th day of February, 2010.

ICO Global Communications (Holdings) Limited

By:	/S/ JOHN L. FLYNN
John L. Flynn
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

1.1	Form of Underwriting Agreement (1)

4.1	Amended and Restated Certificate of Incorporation (2)

4.2	Restated Bylaws (2)

4.3.1	Amendment to Restated Bylaws (3)

4.3.2	Amendment to Restated Bylaws (4)

4.4	Specimen Class A Stock Certificate (2)

4.5.1	Specimen Preferred Stock Certificate (1)

4.5.2	Form of Certificate of Designation of Series A Junior Participating Preferred Stock (5)

4.5.3	Form of Certificate of Designation of Series B Junior Participating Preferred Stock (5)

4.6	Form of Senior Debt Indenture, between Registrant and one or more trustees to be named (6)

4.7	Form of Subordinated Debt Indenture, between Registrant and one or more trustees to be named (6)

4.8	Form of Senior Note (1)

4.9	Form of Subordinated Note (1)

4.10	Form of Common Stock Warrant Agreement and Warrant Certificate (1)

4.11	Form of Preferred Stock Warrant Agreement and Warrant Certificate (1)

4.12	Form of Debt Securities Warrant Agreement and Warrant Certificate (1)

4.13	Form of Unit Agreement (1)

4.14	Indenture, dated August 15, 2005, among ICO North America, its subsidiaries and the Bank of New York, as trustee (2)

4.15	Form of ICO North America 7.5% Convertible Senior Secured Note due 2009 (attached as exhibit to exhibit 4.14) (2)

4.16	First Supplemental Indenture, dated November 30, 2005, among ICO North America, its subsidiaries and the Bank of New York, as trustee (2)

4.17	Second Supplemental Indenture, dated December 22, 2006, among ICO North America, its subsidiaries and the Bank of New York, as trustee (7)

4.18	Amended and Restated Revolving Credit Agreement, dated as of April 7, 2008, among ICO North America, its subsidiaries, Jefferies Finance, LLC and The Bank of New York, as collateral agent (8)

4.19	Subscription Form and Form of Rights Certificate*

5.1	Opinion of Holme Roberts & Owen, LLP (6)

5.2	Legal Opinion of Morrison & Foerster LLP*

8.1	Tax Opinion of Morrison & Foerster LLP*

10.1	Standby Purchase Agreement, dated as of January 29, 2010, between the Registrant and Eagle River Partners, LLC (9)

10.2	Standby Purchase Agreement, dated as of January 29, 2010, between the Registrant and certain accounts managed by Highland Capital Management, L.P. (9)

10.3	Standby Purchase Agreement, dated as of January 29, 2010, between the Registrant and certain accounts managed by Highland Capital Management, L.P. (9)

10.4	Standby Purchase Agreement, dated as of February 4, 2010, between the Registrant and the funds and accounts set forth on Schedule I thereto (9)

10.5	Standby Purchase Agreement, dated as of February 4, 2010, 2010, between the Registrant and Knighthead Master Fund, L.P. (9)

10.6	Agreement to Terminate Standby Purchase Agreement, dated as of February 4, 2010, between the Registrant and Harbinger Capital Partners Master Fund I, Ltd. (9)

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges (6)

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm (6)

23.2	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm (6)

23.3	Consent of Holme Roberts & Owen LLP (included in Exhibit 5.1)

23.4	Consent of Morrison & Foerster LLP (included in Exhibits 5.2 and 8.1)*

24.1	Power of Attorney (included on signature page) (6)

25.1	Statement of Eligibility of Trustee under the Senior Debt Indenture (1)

25.2	Statement of Eligibility of Trustee under the Subordinated Debt Indenture (1)

99.1	Form of Instruction for use of Subscription Rights*

99.2	Form of Letter to Stockholders Who are Record Holders*

99.3	Form of Letter to Nominee Holders Whose Clients are Beneficial Owners*

99.4	Form of Letter to Clients of Nominee Holders*

*	Filed herewith.
(1)	To be filed by amendment or by a report filed under the Exchange Act, and incorporated herein by reference, if applicable.
(2)	Filed as an exhibit to the Registrant’s Registration Statement on Form 10-12/G (No. 000-52006) and incorporated herein by reference.
(3)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K, filed with the SEC on December 20, 2006 and incorporated herein by reference (Commission File No. 000-52006).
(4)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K, filed with the SEC on October 29, 2007 and incorporated herein by reference (Commission File No. 000-52006).
(5)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K, filed with the SEC on February 1, 2010 and incorporated herein by reference (Commission File No. 001-33008)
(6)	Filed as an exhibit to the Registrant’s Registration Statement on Form S-3, filed with the SEC on July 3, 2008 and incorporated herein by reference.
(7)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K, filed with the SEC on December 28, 2006 and incorporated herein by reference (Commission File No. 000-52006).
(8)	Filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q, filed with the SEC on May 12, 2008 and incorporated herein by reference (Commission File No. 000-52006).
(9)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K, filed with the SEC on February 4, 2010 and incorporated herein by reference (Commission File No. 000-52006).